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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 5, 2001

Option Care, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19878 (Commission File Number)	36-3791193 (IRS Employer Identification No.)

100 Corporate North, Suite 212, Bannockburn, IL 60015
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code (847) 615-1690

(Former name or former address, if changed since last report)

    Option Care, Inc. hereby amends Item 7 of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on September 10, 2001, to include certain portions of Exhibit 10.1 which were previously excluded under a Request for Confidential Treatment also filed with the Commission on September 10, 2001.

Item 7.  Financial Statements, Pro Forma Financials and Exhibits

(c)  Exhibits

Exhibit Number	Description
10.1	Injectable Drugs Agreement effective as of September 5, 2001 between Health Options, Inc. and OptionMed, Inc. *

*
Portions of this Exhibit are subject to a Confidential Treatment Request pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, filed with the Securities and Exchange Commission on September 10, 2001 and amended on October 10, 2001.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPTION CARE, INC.
By:	/s/ RAJAT RAI Rajat Rai President, Chief Executive Officer and Director

Dated: October 10, 2001.

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SIGNATURE